UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 08, 2005 (Date of earliest event reported)
Zones Inc (Exact name of registrant as specified in its charter)
WA (State or other jurisdiction of incorporation)	0-28488 (Commission File Number)	91-1431894 (IRS Employer Indentification Number)
	1102 15th Street SW, Suite 102 (Address of principal executive offices)	98001 (Zip Code)
Registrant's telephone number, including area code: 2532053000

Item 2.02. Results of Operations and Financial Condition

The following information is furnished pursuant to Item 2.02.

On February 8, 2005, Zones, Inc. issued a press release announcing its fourth quarter 2004 results of operations. A copy of the press release is filed as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit 99.1, Press release dated February 8, 2005, announcing fourth quarter 2004 earnings.

99.1       Press Release of Zones Inc dated February 08, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 08, 2005	ZONES INC By: /s/ Ronald McFadden Ronald McFadden Secretary and Chief Financial Officer